Exhibit 10.45

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

ENGLISH TRANSLATION OF FRAMEWORK AGREEMENT

No: [***]20231130
Date：2023-11-30

Buyer (Party A): VIETNAM SUNERGY JOINT STOCK COMPANY Address：Lot III, Dong Vang Area, Dinh Tram I.Z, Nenh Town, Viet Yen District, Bac Giang Province, Vietnam Tax code: [***] Tel：[***] Fax：[***]

Seller (Party B)：VIETNAM SUNERGY CELL COMPANY LIMITED Address：Cam Khe Industrial Park, Cam Khe Town, Cam Khe District, Phu Tho Province, Vietnam Tax code: [***] Tel：[***] Fax：[***]

The Seller and the Buyer agree to conclude this Agreement subject to the terms and conditions stated below: Party A here by agrees to buy silicon solar cells from Party B.

1.	GOODS DESCRIPTION:

Product name	Description and Specifications	EFF	Quantity	Unit Price
Solar cell	[***]	According to each Purchase order	1GW	Unit price is agreed upon by both parties and will be clearly stated in each Purchase order.

2.	PAYMENT：

The prepayment: The buyer prepays 15,000,000USD to the seller before December 31, 2023.

The prepayment of 15 million US dollars is deducted from the monthly purchase orders (all un-deducted prepayments will be fully deducted in the last purchase order). Starting from March 2024, deduct USD 1.5 million in advance payment on the first order every month.

Bank Information:

Bank: [***]

Account name: VIETNAM SUNERGY CELL COMPANY LIMITED.

swift code: [***]

Bank address: [***]

Beneficiary’s a/c no:

Currency (USD) Bank Account	[***]
Bank Account Number	[***]

3.	DELIVERY TERMS：

-	According to DAP terms – delivery at Buyer address.

-	If Party B’s overdue delivery of goods (except for delayed delivery resulting from force majeure) shall bear the liability for breach of contract to Party A at a daily rate of 0.5% of the value of overdue delivery, but the amount of liquidated damages for overdue delivery shall not exceed 5% of the total value of the violated Order. If the overdue delivery exceeds 10 days, Party B shall be deemed to have fundamentally breached the Agreement, and Party A shall have the right to terminate the Agreement.

4.	QUALITY:

The Goods shall comply with the product specification listed in the Appendix attached herein or/and in the Purchase order.

5.	PACKING AND INSPECTION:

1)	Party B shall ensure the packaging meet the long-distance safety transportation requirement. Loss due to exporter packaging is borne by the Party B.

2)	If the opening breakage of cells is less than 0.25% of total quantity of the order, Party A shall not claim for compensation. If the opening breakage quantity exceeds 0.25% of total quantity of the order, Party A shall notify Party B within 7 working days from the goods receiving date. Party B shall replace within 7 working days from the date of notification made by the Party A. All expenses incurred for the replacement shall be borne by the Party B.

3)	If the cell fragmentation rate is less than 0.4% due to the Party A’s manufacturing process, Party B does not need to compensate. If the number of broken cells exceeds (including equal to) 0.4% of the delivered quantity, after confirmation Party B shall make up for the quantity of broken cells and shall bear all costs incurred.

6.	DOCUMENTS:

The Seller must provide the Buyer with the following documents:

1)	Invoice in three copies.

2)	Packing list in three copies issued.

3)	COC/COA (Certificate of Quality Conformance).

4)	Certificate of origin issued (Original).

7.	CONFIDENTIALITY:

During the execution of this Agreement, the Parties and its staff shall keep confidential to any third party all documents supplied by parties as stipulated. Otherwise, the breaching party should pay 200% of the amount of direct and/or indirect losses to the other party.

8.	FORCE MAJEURE：

-	If the Agreement cannot be fulfilled due to force Majeure (including earthquake, typhoon, flood, fire, epidemics, war as well as any other events happening objectively and beyond control of the parties; unforeseeable, unavoidable or unconquerable event causes the parties to be unable to perform their rights and obligations under this Agreement), the obligations may be exempted in whole or in part depending on the impact of the force Majeure, unless laws provide otherwise.

-	When the Force Majeure event occurs, Party affected by force majeure event must immediately notify by email/fax/telephone to the other Party about the force majeure event and take reasonable preventive measures and measures necessary replacement to minimize the impact of force majeure events. In addition, Party affected by force majeure event shall inform other Party in writing form within 07 working days from the date of occurrence mentioned above and provide evidence to other Party within 15 days after the force majeure event ends. If the force Majeure occurs after a delayed fulfillment, the obligations of the party concerned may not be exempted.

9.	INTEGRITY AGREEMENT：

The specifics of the “Integrity Agreement” shall be in writing separately and attached to this Agreement.

If any bribes or other claims of interest are detected, both Buyer and Seller can report via email:

[***]

[***]

10.	APPLICABLE LAW AND DISPUTE RESOLUTION:

-	The Agreement shall be governed by and construed in accordance with the laws of the Socialist Republic of Vietnam, applicable language is Vietnamese.

-	During the performance of this Agreement, if there is any dispute, the Parties shall negotiate and resolve in the spirit of cooperation and reconciliation. In case the dispute cannot be resolved by negotiation within a suitable duration, the dispute shall be brought to the authorized court in Bac Giang for the final resolution. The loser shall bear the court fees.

11.	SOURCE CLAUSE:

-	Party B shall ensure that the products and all manpower, equipment, materials, third-party services, etc. used to provide the products are not sourced from the Northwestern Districts of China.

-	If Party B violates the above commitments and fails to notify Party A in written form in advance which causes Party A to suffer losses, Party B shall bear all Party A’s relevant losses. Party A could appoint a third-party institute to audit Party B’s relevant premises on the above commitments. If Party A makes the relevant requirements, Party B shall cooperate and coordinate.

12.	LABOUR COMPLIANCE PROVISION:

The seller is committed to conducting its operation in compliance with local laws and regulations, including but not limited to relevant labour laws and regulations. The seller acknowledges that, in the event of any violation of laws and regulations or any violation of code of conduct by the seller, the Buyer has the unilateral right to terminate the Agreement. The Buyer has the right to undertake periodical audit to verify the Seller’s operation, and to request the Seller to provide relevant documents and records as proof of the Seller’s compliance with code of conduct.

13.	TAKE EFFECT AND OTHER：

1)	The Agreement shall take effect as of the date with signature and stamp by two parties, is made into 02 copies each party holds one, of which has the same legal effect; Once the pages of Agreement are more than one page, should be with a cross-page seal.

2)	The parties confirm the terms of the Agreement has reflected the results of the negotiations conducted in good faith, the terms of the Agreement does not constitute either standard terms, and confirm that both parties have read and understand the terms of the Agreement.

3)	In the case that any term which is not included in this Agreement, both sides need to reach a new deal, the supplementary agreement in writing by both parties shall become effective upon the signature and stamp.

4)	The faxed copy, E-mailed and scanned documents of this Agreement has the same legal effect with the original.

Buyer:		Seller：

VIETNAM SUNERGY JOINT STOCK COMPANY		VIETNAM SUNERGY CELL COMPANY LIMITED

Signature & Seal：		Signature & Seal：

By:	/s/ Fan Junxian	By:	/s/ Liu Zhengxun
Name:	Fan Junxian	Name:	Liu Zhengxun
Title:	Financial Manager	Title:	Deputy General Manager

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